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                      SEI INSTITUTIONAL INTERNATIONAL TRUST

                            International Equity Fund
                          Emerging Markets Equity Fund
                         International Fixed Income Fund
                           Emerging Markets Debt Fund

                     Supplement Dated March 26, 2004 to the
                Class A Shares Prospectus Dated January 31, 2004

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE CLASS A SHARES PROSPECTUS, AND SHOULD BE READ IN CONJUNCTION WITH SUCH PROSPECTUS.

CHANGE IN SUB-ADVISER FOR EMERGING MARKETS EQUITY FUND

The Prospectus is hereby amended and supplemented to reflect the following change in the portfolio management of the Emerging Markets Equity Fund. In the section entitled "Sub-Advisers and Portfolio Managers," the following paragraph is hereby added:

          REXITER CAPITAL MANAGEMENT LIMITED: Rexiter Capital Management Limited (Rexiter), located at 21 St. James's Square, London SW1Y 4SS United Kingdom, serves as a Sub-Adviser to the Emerging Markets Equity Fund. Murray Davey and Helena Coles manage the portion of the assets of the Emerging Markets Equity Fund allocated to Rexiter. Mr. Davey is a senior European, Middle Eastern and African fund manager and a director of Rexiter. Ms. Coles is a senior Asian fund manager and a director of Rexiter. Mr. Davey and Ms. Coles have been with Rexiter since its inception in 1997.

There are no changes to the other sub-advisers of the Emerging Markets Equity Fund.

INVESTMENTS IN EXCHANGE-TRADED FUNDS

The Prospectus is hereby amended and supplemented to reflect that each of the International Equity Fund, Emerging Markets Equity Fund, International Fixed Income Fund, and Emerging Markets Debt Fund (each a "Fund") may invest in exchange-traded funds as described below. Accordingly, for each Fund the following paragraph is added under the sub-section entitled "What are the Risks of Investing in the Fund?"

          The Fund may purchase shares of exchange-traded funds (ETFs) to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. ETFs are investment companies whose shares are bought and sold on a securities exchange. ETFs invest in a portfolio of securities designed to track a particular market segment or index. ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. When the Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses. The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities. In addition, because of ETF expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF.

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               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
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                      SEI INSTITUTIONAL INTERNATIONAL TRUST

                            International Equity Fund

                     Supplement Dated March 26, 2004 to the
                Class I Shares Prospectus Dated January 31, 2004


THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE CLASS I SHARES PROSPECTUS, AND SHOULD BE READ IN CONJUNCTION WITH SUCH PROSPECTUS.

INVESTMENTS IN EXCHANGE-TRADED FUNDS

The Prospectus is hereby amended and supplemented to reflect that the International Equity Fund (the "Fund") may invest in exchange-traded funds as described below. Accordingly, the following paragraph is added under the sub-section entitled "What are the Risks of Investing in the Fund?"

          The Fund may purchase shares of exchange-traded funds (ETFs) to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. ETFs are investment companies whose shares are bought and sold on a securities exchange. ETFs invest in a portfolio of securities designed to track a particular market segment or index. ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. When the Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses. The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities. In addition, because of ETF expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF.

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               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
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                      SEI INSTITUTIONAL INTERNATIONAL TRUST
                            INTERNATIONAL EQUITY FUND
                          EMERGING MARKETS EQUITY FUND
                         INTERNATIONAL FIXED INCOME FUND
                           EMERGING MARKETS DEBT FUND
                      TAX-MANAGED INTERNATIONAL EQUITY FUND


                         SUPPLEMENT DATED MARCH 26, 2004
    TO THE STATEMENT OF ADDITIONAL INFORMATION ("SAI") DATED JANUARY 31, 2004

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE SAI, AND SHOULD BE READ IN CONJUNCTION WITH THE SAI.

CHANGE IN SUB-ADVISER

The SAI is hereby amended and supplemented to reflect the following change in the portfolio management of the Emerging Markets Equity Fund. In the sub-section on page S-33 entitled "The Sub-Advisers" under the section entitled "The Adviser and Sub-Advisers," the following paragraph relating to Rexiter Capital Management Limited is added:

         REXITER CAPITAL MANAGEMENT LIMITED - Rexiter Capital Management Limited ("Rexiter") serves as a Sub-Adviser to the Emerging Markets Equity Fund. Rexiter was founded in 1997 and is 75% owned by State Street Global Alliance, LLC and 25% owned by its employees. State Street Global Alliance, LLC is beneficially owned 51% by State Street Corporation and 49% by ADP (the pension fund for Dutch State employees).


CHANGES IN INVESTMENT POLICIES

The SAI is hereby supplemented to reflect the following changes in the Funds' investment policies: (i) each of the International Equity Fund, Emerging Markets Equity Fund, International Fixed Income Fund, Emerging Markets Debt Fund, and Tax-Managed International Equity Fund may invest in exchange-traded funds in excess of the 5% and 10% limits set forth in Section 12(d)(1)(A) of the Investment Company Act of 1940 in reliance on an exemptive order granted by the Securities and Exchange Commission to iShares Funds; and (ii) the Emerging Markets Equity Fund may invest in swaps. Accordingly, the section entitled "Investment Objectives and Policies" on pages S-2 through S-7 is hereby deleted and replaced with the following:

                       INVESTMENT OBJECTIVES AND POLICIES

                  INTERNATIONAL EQUITY FUND--The International Equity Fund seeks to provide long-term capital appreciation. There can be no assurance that the Fund will achieve its investment objective.

                  Under normal circumstances, the Fund will invest at least 80% of its net assets in equity securities. The Fund will invest primarily in common stocks and other equity securities of issuers of all capitalization ranges that are located in at least three countries other than the United States. The Fund will invest primarily in companies located in

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         developed countries, but may also invest in companies located in emerging market countries.

                  Securities of non-U.S. issuers purchased by the Fund will typically be listed on recognized foreign exchanges, but also may be purchased in over-the-counter markets, on U.S. registered exchanges, or in the form of sponsored or unsponsored American Depositary Receipts ("ADRs") traded on registered exchanges or NASDAQ, or sponsored or unsponsored European Depositary Receipts ("EDRs"), Continental Depositary Receipts ("CDRs") or Global Depositary Receipts ("GDRs").

                  The Fund expects to be fully invested in the primary investments described above, but may invest up to 20% of its net assets in: U.S. or non-U.S. cash reserves; money market instruments; swaps; options on securities and non-U.S. indices; futures contracts, including stock index futures contracts; options on futures contracts; and equity-linked warrants. The Fund is permitted to acquire floating and variable rate securities, purchase securities on a when-issued or delayed delivery basis, and invest up to 15% of its net assets in illiquid securities. The Fund may also lend its securities to qualified borrowers and invest in shares of other investment companies, including securities issued by passive foreign investment companies.

                  There is no restriction on the maturity of any single instrument held by the Fund. Maturities may vary widely depending on the advisers' assessment of interest rate trends and other economic and market factors. There may be no bottom limit on the ratings of high-yield securities that may be purchased or held by the Fund.

                  For temporary defensive purposes, when the advisers determine that market conditions warrant, the Fund may invest up to 100% of its assets in U.S. dollar-denominated fixed income securities or debt obligations and the following domestic and foreign money market instruments: government obligations; certificates of deposit; bankers' acceptances; time deposits; commercial paper; short-term corporate debt issues and repurchase agreements; and may hold a portion of its assets in cash. In addition, the Fund may invest in the foregoing instruments and hold cash for liquidity purposes.

                  The Fund may purchase shares of exchange-traded funds ("ETFs") to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. Pursuant to an order issued by the Securities and Exchange Commission (the "SEC"), the Fund may invest in iShares ETFs in excess of the 5% and 10% limits set forth in Section 12(d)(1)(A) of the Investment Company Act of 1940, as amended (the "1940 Act"), provided that the Fund has described ETF investments in its prospectus and otherwise complies with the conditions of the SEC, as they may be amended, and any other applicable investment limitations.

                  EMERGING MARKETS EQUITY FUND--The Emerging Markets Equity Fund seeks to provide capital appreciation. There can be no assurance that the Fund will achieve its investment objective.

                  Under normal circumstances, the Fund will invest at least 80% of its net assets in equity securities of emerging market issuers. The Fund will invest primarily in common stocks and other equity securities of foreign companies located in emerging market countries. The Fund normally maintains investments in at least six emerging market

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         countries, and does not invest more than 35% of its total assets in any one emerging market country. The Fund defines an emerging market country as any country the economy and market of which the World Bank or the United Nations considers to be emerging or developing. The
         Fund's advisers consider emerging market issuers to include: companies the securities of which are principally traded in the capital markets of emerging market countries; companies that derive at least 50% of their total revenue from either goods produced or services rendered in emerging market countries, regardless of where the securities of such companies are principally traded; or companies that are organized under the laws of, and have a principal office in, an emerging market country.

                  The Fund expects to be fully invested in the primary investments described above, but may invest up to 20% of its net assets in debt securities, including up to 5% of its total assets in debt securities rated below investment grade. These debt securities will include debt securities of governmental and private issuers in emerging market countries. Bonds rated below investment grade are often referred to as "junk bonds." Such securities involve greater risk of default or price volatility than investment grade securities. The Fund may invest in certain debt securities issued by the governments of emerging market countries that are or may be eligible for conversion into investments in emerging market companies under debt conversion programs sponsored by such governments.

                  The Fund may invest up to 15% of its net assets in illiquid securities. The Fund's advisers believe that carefully selected investments in joint ventures, cooperatives, partnerships, private placements, unlisted securities and other similar situations (collectively, "special situations") could enhance the Fund's capital appreciation potential. Investments in special situations may be liquid, as determined by the Fund's advisers based on criteria approved by the Board of Trustees. To the extent these investments are deemed illiquid, the Fund's investment in them will be subject to its 15% restriction on investment in illiquid securities.

                  The Fund may invest in shares of other investment companies, futures contracts, equity-linked warrants and purchase securities on a when-issued or delayed delivery basis. The Fund may also purchase and write options to buy or sell futures contracts, enter into swap transactions, including caps, collars, floors, total return swaps and swaptions, and lend its securities to qualified borrowers.

                  There is no restriction on the maturity of any single instrument held by the Fund. Maturities may vary widely depending on the advisers' assessment of interest rate trends and other economic and market factors. There may be no bottom limit on the ratings of high-yield securities that may be purchased or held by the Fund.

                  Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

                  For temporary defensive purposes, when the advisers determine that market conditions warrant, the Fund may invest up to 100% of its assets in U.S. dollar-denominated fixed income securities or debt obligations and the following domestic and foreign money market instruments: government obligations; certificates of deposit; bankers' acceptances; time deposits; commercial paper; short-term corporate debt issues and repurchase agreements; and may hold a portion of its assets in cash. In addition, the Fund may invest in the foregoing instruments and hold cash for liquidity purposes.

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                  The Fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. Pursuant to an order issued by the SEC, the Fund may invest in iShares ETFs in excess of the 5% and 10% limits set forth in Section 12(d)(1)(A) of the 1940 Act, provided that the Fund has described ETF investments in its prospectus and otherwise complies with the conditions of the SEC, as they may be amended, and any other applicable investment limitations.

                  INTERNATIONAL FIXED INCOME FUND--The International Fixed Income Fund seeks to provide capital appreciation and current income. There can be no assurance that the Fund will achieve its investment objective.

                  Under normal circumstances, the Fund will invest at least 80% of its net assets in fixed income securities. The Fund will invest primarily in investment grade foreign government and corporate fixed income securities, as well as foreign mortgage-backed and/or asset-backed fixed income securities, of issuers located in at least three countries other than the United States.

                  The Fund will invest primarily in: (i) fixed income securities issued or guaranteed by a foreign government or one of its agencies, authorities, instrumentalities or political subdivisions; (ii) fixed income securities issued or guaranteed by supranational entities; (iii) fixed income securities issued by foreign or multinational corporations; (iv) convertible securities issued by foreign or multinational corporations; (v) fixed income securities issued by foreign banks or bank holding companies; (vi) asset-backed securities; and (vii) mortgage-backed securities. All such investments will be in investment grade securities denominated in various currencies, including the euro.

                  The Fund expects to be fully invested in the primary investments described above, but may invest in: obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities ("U.S. Government securities"); shares of other investment companies; swaps; options; futures; and equity-linked warrants. The Fund may also purchase and write options to buy or sell futures contracts, purchase securities on a when-issued or delayed delivery basis and engage in short selling and lend its securities to qualified borrowers. The Fund may invest up to 10% of its total assets in illiquid securities. Furthermore, although the Fund will concentrate its investments in relatively developed countries, the Fund may invest up to 20% of its assets in investment-grade fixed income securities of issuers in, or denominated in the currencies of, developing countries or are determined by the advisers to be of comparable quality to such securities at the time of purchase.

                  There are no restrictions on the Fund's average portfolio maturity, or on the maturity of any specific security. Maturities may vary widely depending on the advisers' assessment of interest rate trends and other economic and market factors. There may be no bottom limit on the ratings of high-yield securities that may be purchased or held by the Fund.

                  Due to its investment strategy, the Fund may buy or sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

                  The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible to a single adverse economic or political occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

                  For temporary defensive purposes, when the advisers determine that market conditions warrant, the Fund may invest up to 100% of its assets in U.S. dollar-denominated fixed income securities or debt obligations and the following domestic and foreign money market instruments: government obligations; certificates of deposit; bankers' acceptances; time deposits; commercial paper; short-term corporate debt issues and repurchase agreements; and may hold a portion of its assets in cash. In addition, the Fund may invest in the foregoing instruments and hold cash for liquidity purposes.

                  The Fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. Pursuant to an order issued by the SEC, the Fund may invest in iShares ETFs in excess of the 5% and 10% limits set forth in Section 12(d)(1)(A) of the 1940 Act, provided that the Fund has described ETF investments in its prospectus and otherwise complies with the conditions of the SEC, as they may be amended, and any other applicable investment limitations.

                  EMERGING MARKETS DEBT FUND--The investment objective of the Emerging Markets Debt Fund is to maximize total return. There can be no assurance that the Fund will achieve its investment objective.

                  Under normal circumstances, the Fund will invest at least 80% of its net assets in fixed income securities of emerging market issuers. The Fund will invest primarily in U.S. dollar denominated debt securities of government, government-related and corporate issuers in emerging market countries, as well as entities organized to restructure the outstanding debt of such issuers. The Fund defines an emerging market country as any country the economy and market of which the World Bank or the United Nations considers to be emerging or developing. The Fund's advisers consider emerging market issuers to be: companies the securities of which are principally traded in the capital markets of emerging market countries; companies that derive at least 50% of their total revenue from either goods produced or services rendered in emerging market countries, regardless of where the securities of such companies are principally traded; companies that are organized under the laws of and have a principal office in an emerging market country; or government issuers located in an emerging market country.

                  Fixed income securities of emerging market issuers in which the Fund may invest are U.S. dollar-denominated and non-U.S. dollar-denominated corporate and government debt securities, including bonds, notes, bills, debentures, convertible securities, warrants, bank debt obligations, short-term paper, mortgage and other asset-backed securities, preferred stock, loan participations and assignments and interests issued by entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by emerging market issuers. The Fund may invest in Brady Bonds, which are debt securities issued by debtor nations to restructure their outstanding external indebtedness, and which comprise a significant portion of the emerging debt market.

                  The Fund's investments in high yield government, government-related and restructured debt securities will consist of:
         (i) debt securities or obligations issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions located in emerging market countries (including participations in loans

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         between governments and financial institutions); (ii) debt securities or obligations issued by government-owned, controlled or sponsored entities located in emerging market countries (including participations in loans between governments and financial institutions); and (iii) interests in structured securities of issuers organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the entities described above (collectively, "High Yield Foreign Sovereign Debt Securities"). Even though many of these securities are issued by governmental issuers, they may still be considered junk bonds on account of the governmental issuer's poor credit rating. The Fund may also purchase investment grade obligations of the foregoing governmental issuers.

                  The Fund's investments in debt securities of corporate issuers in emerging market countries may include high yield or investment grade debt securities or other obligations issued by: (i) banks located in emerging market countries or by branches of emerging market country banks located in other emerging market countries; or (ii) companies organized under the laws of an emerging market country.

                  The Fund expects to be fully invested in the primary investments described above, but may invest up to 10% of its total assets in: common stock; convertible securities; warrants; or other equity securities, when consistent with the Fund's objective. The Fund will generally hold such equity investments as a result of purchases of unit offerings of fixed-income securities which include such securities or in connection with an actual or proposed conversion or exchange of fixed income securities. The Fund may also enter into repurchase agreements and reverse repurchase agreements, may purchase when-issued and delayed-delivery securities, lend portfolio securities to qualified borrowers and invest in shares of other investment companies. The Fund may purchase restricted securities and may invest up to 15% of the value of its net assets in illiquid securities. The Fund may invest in options and futures for hedging purposes, and may enter into swaps or related transactions. The Fund may invest in receipts, zero coupon securities, pay-in-kind bonds, Eurobonds, dollar rolls, and deferred payment securities.

                  There is no minimum rating standard for the Fund's securities and the Fund's securities will generally be in the lower or lowest rating categories (including those below investment grade, commonly referred to as "junk bonds"). Information about "junk bonds" is provided under "Fixed Income Securities."

                  There is no limit on the percentage of the Fund's assets that may be invested in non-U.S. dollar denominated securities. However, it is expected that the majority of the Fund's assets will be denominated in U.S. dollars.

                  There are no restrictions on the Fund's average portfolio maturity, or on the maturity of any specific security. Maturities may vary widely depending on the advisers' assessment of interest rate trends and other economic and market factors. There may be no bottom limit on the ratings of high-yield securities that may be purchased or held by the Fund.

                  Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

                  The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible to a single adverse economic or political occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

                  For temporary defensive purposes, when the advisers determine that market conditions warrant, the Fund may invest up to 100% of its assets in U.S. dollar-denominated fixed income securities or debt obligations and the following domestic and foreign money market instruments: government obligations; certificates of deposit; bankers' acceptances; time deposits; commercial paper; short-term corporate debt issues and repurchase agreements; and may hold a portion of its assets in cash. In addition, the Fund may invest in the foregoing instruments and hold cash for liquidity purposes.

                  The Fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. Pursuant to an order issued by the SEC, the Fund may invest in iShares ETFs in excess of the 5% and 10% limits set forth in Section 12(d)(1)(A) of the 1940 Act, provided that the Fund has described ETF investments in its prospectus and otherwise complies with the conditions of the SEC, as they may be amended, and any other applicable investment limitations.

                  TAX-MANAGED INTERNATIONAL EQUITY FUND--The Tax-Managed International Equity Fund seeks to provide long-term capital appreciation. There can be no assurance that the Fund will achieve its investment objective.

                  Under normal circumstances, the Fund will invest at least 80% of its net assets in equity securities. The Fund will invest primarily in common stocks and other equity securities of issuers of all capitalization ranges that are located in at least three countries other than the United States. The Fund will invest primarily in companies located in developed countries, but may also invest in securities of issuers located in emerging market countries.

                  Securities of non-U.S. issuers purchased by the Fund will typically be listed on recognized foreign exchanges, but also may be purchased in over-the-counter markets, on U.S. registered exchanges, or in the form of sponsored or unsponsored ADRs traded on registered exchanges or NASDAQ, or sponsored or unsponsored EDRs, CDRs or GDRs.

                  The Fund expects to be fully invested in the primary investments described above, but may invest up to 20% of its net assets in: U.S. or non-U.S. cash reserves; money market instruments; swaps; options on securities and non-U.S. indices; futures contracts, including stock index futures contracts; and options on futures contracts. The Fund is permitted to acquire floating and variable rate securities, purchase securities on a when-issued or delayed delivery basis, invest up to 15% of its net assets in illiquid securities, lend its securities to qualified borrowers and invest in shares of other investment companies, including securities issued by passive foreign investment companies.

                  The Fund is designed for long-term taxable investors, including high net worth individuals. While the Fund seeks to maximize after-tax returns for its shareholders, the Fund is very likely to have taxable investment income and will likely realize taxable gains from time to time.

                  The Fund seeks to maximize after-tax returns for its shareholders in part by minimizing the taxes they incur in connection with the Fund's realization of investment income and capital gains. Taxable investment income will be minimized by investing primarily in lower yielding securities. If this strategy is carried out, the Fund can be expected to distribute relatively low levels of taxable investment income.

                  Realized capital gains will be minimized in part by investing primarily in established companies with the expectation of holding these securities for a period of years. The Fund's advisers will generally seek to avoid realizing short-term capital gains. When a decision is made to sell a particular appreciated security, the Fund will attempt to select for sale those share lots with holding periods sufficient to qualify for long-term capital gains treatment, and among those, the share lots with the highest cost basis. The Fund may, when prudent, sell securities to realize capital losses that can be used to offset realized capital gains.

                  To protect against price declines affecting securities with large unrealized gains, the Fund may use hedging techniques such as the purchase of put options, short sales "against the box," the sale of stock index futures contracts, and equity swaps. A short sale against the box is a taxable transaction to the Fund with respect to the securities that are sold short. By using these techniques rather than selling such securities, the Fund will attempt to reduce its exposure to price declines without realizing substantial capital gains under the current tax law. Although the Fund may utilize certain hedging strategies in lieu of selling appreciated securities, the Fund's exposure to losses during stock market declines may nonetheless be higher than that of other funds that do not follow a general policy of avoiding sales of highly-appreciated securities. There may be no bottom limit on the ratings of high-yield securities that may be purchased or held by the Fund.

                  For temporary defensive purposes, when the advisers determine that market conditions warrant, the Fund may invest up to 100% of its assets in U.S. dollar-denominated fixed income securities or debt obligations and the following domestic and foreign money market instruments: government obligations; certificates of deposit; bankers' acceptances; time deposits; commercial paper; short-term corporate debt issues and repurchase agreements; and may hold a portion of their assets in cash. In addition, the Fund may invest in the foregoing instruments and hold cash for liquidity purposes.

                  The Fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. Pursuant to an order issued by the SEC, the Fund may invest in iShares ETFs in excess of the 5% and 10% limits set forth in Section 12(d)(1)(A) of the 1940 Act, provided that the Fund has described ETF investments in its prospectus and otherwise complies with the conditions of the SEC, as they may be amended, and any other applicable investment limitations.

In addition, the following paragraph is added after the third paragraph in the sub-section on page S-24 entitled "SWAPS, CAPS, FLOORS, COLLARS AND SWAPTIONS."

         Certain Funds may enter into credit default swaps, as a buyer or a seller. The buyer in a credit default contract is obligated to pay the seller a periodic stream of payments over the term of the contract provided no event of default has occurred. If an event of default occurs, the seller must pay the buyer the full notional value ("par value") of the underlying in exchange for the underlying. If a Fund is a buyer and no event of default occurs, the Fund will have made a stream of payments to the seller without having benefited from the default protection it purchased. However, if an event of default occurs, the Fund, as buyer, will receive the full notional value of the underlying that may have little or no value following default. As a seller, a Fund receives a fixed rate of

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         income throughout the term of the contract, provided there is no default. If an event of default occurs, the Fund would be obligated to pay the notional value of the underlying in return for the receipt of the underlying. The value of the underlying received by the Fund, coupled with the periodic payments previously received may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund. Credit default swaps involve different risks than if a Fund invests in the underlying directly.

VALUATION OF FOREIGN EQUITY SECURITIES AND SECURITIES THAT TRADE ON NASDAQ

The SAI is hereby amended and supplemented to reflect (i) the International Equity Fund's and Emerging Markets Equity Fund's use of a third party valuation vendor and (ii) changes in the valuation of securities that trade on NASDAQ as described below. Accordingly, the first paragraph under the section on page S-40 entitled "PURCHASE AND REDEMPTION OF SHARES" is hereby deleted and replaced with the following:

         Each Fund's securities are valued by SEI Management pursuant to valuations provided by an independent pricing service (generally the last quoted sale price). Fund securities listed on a securities exchange for which market quotations are available are valued at the last quoted sale price on each business day (defined as days on which the New York Stock Exchange is open for business ("Business Day")) or, if there is no such reported sale, at the most recently quoted bid price. Securities listed on NASDAQ are valued using the NASDAQ
         Official Closing Price, except that a Fund that holds securities included in the S&P 500 Amex Pricing Pilot Program, in which the S&P 500 Index is calculated using the Amex Official Closing Price ("AOCP") for certain NASDAQ listed securities, may value those securities using the AOCP for the duration of the Program. Unlisted securities for which market quotations are readily available are valued at the most recently quoted bid price. If such prices are not available or are deemed to be unreliable, the security will be valued at fair value as determined in good faith by the Board of Trustees. The International Equity Fund and Emerging Markets Equity Fund utilize a third party fair valuation service provider in valuing the Funds' foreign equity securities. The service provider values these Funds' securities based on certain factors and methodologies (generally based on valuation correlation between the U.S. market and each non-U.S. security) in the event of a movement in the U.S. market that exceeds certain thresholds established by the Fair Value Pricing Committee. If the Adviser or Sub-Adviser, as applicable, believes that the third party service provider's valuations are not reliable, these securities may be valued by the Fair Value Pricing Committee. Additional information about valuing securities at fair value is provided under the sub-section "Fair Value Pricing Committee." Prices for most securities held by a Fund are provided daily by third-party independent pricing services. The pricing services may also use a matrix system to determine valuations. This system considers such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. The procedures of the pricing services and their valuation methodologies are reviewed by the officers of the Trust under the general supervision of the Trustees.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE